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                                                              Exhibit 10.1(b)


                               AMENDMENT NO. 1 TO
              SECOND AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (this "AMENDMENT NO. 1"), dated as of July 31, 2002, is entered into by and among OEP Imaging Corporation, a Delaware corporation (the "Purchaser"), Polaroid Corporation, a Delaware corporation ("POLAROID"), and its Subsidiaries listed on the signature pages of this Amendment No. 1 (collectively, together with Polaroid, the "SELLERS").

         WHEREAS, on October 12, 2001 (the "FILING DATE"), the Sellers filed voluntary bankruptcy petitions (the "PETITIONS") pursuant to Chapter 11 of Title 11 of the United States Code (the "BANKRUPTCY CODE") before the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT"), jointly administered as Case No. 01-10864 (PJW) (Bankr. D. Del.) (the "CASE");

         WHEREAS, the Sellers and the Purchaser are parties to that certain Second Amended and Restated Asset Purchase Agreement, dated as of July 3, 2002 (the "ASSET PURCHASE AGREEMENT"), pursuant to which the Sellers agreed to sell to the Purchaser and the Purchaser agreed to purchase from the Sellers, (i) all of the outstanding capital stock of the Subsidiaries of Polaroid that are incorporated or organized outside of the United States which are directly owned by a Seller and identified on the list attached thereto as EXHIBIT A (the "ACQUIRED SUBSIDIARIES") and (ii) all of the assets, rights and properties of the Sellers relating to the Business not conducted by the Acquired Subsidiaries and, in connection with such purchase and sale, the Purchaser agreed to assume certain obligations and liabilities of Sellers, all on the terms and subject to the conditions set forth in the Asset Purchase Agreement and in accordance with Sections 363 and 365 of the Bankruptcy Code (the "CONTEMPLATED TRANSACTIONS"); and

         WHEREAS, the Sellers and the Purchaser desire to amend the Asset Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them under the Amended and Restated Asset Purchase Agreement.

II. AMENDMENTS.

         A. AMENDMENT TO SECTION 2.01(D). Section 2.01(d) of the Asset Purchase Agreement is hereby amended by inserting the following phrase at the end of
Section 2.01(d):

            "and except the amount that Polaroid Graphics Imaging LLC ("POLAROID GRAPHICS") owes to Polaroid for the purchase of dry tech film as specified under that certain letter agreement, dated July 28, 2000, among Polaroid Graphics, Polaroid and Andlinger Capital

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VIII LLC (the "PGI NOTE") and the accounts receivable of Polaroid Graphics which arose prior to the Filing Date owed to the Sellers (the "POLAROID GRAPHICS PRE-PETITION RECEIVABLE").

         B. AMENDMENT TO SECTION 2.02. Section 2.02 of the Amended and Restated Asset Purchase Agreement is hereby amended by deleting the word "and" at the end of paragraph (i), deleting the period at the end of paragraph (j) and inserting in lieu thereof "; and", and inserting the following new paragraph (k) at the end of Section 2.02:

            "(k) the PGI Note and the Polaroid Graphics Pre-Petition
Receivable."

         C. AMENDMENT TO SECTION 6.13. Notwithstanding anything to the contrary contained in the Amended and Restated Asset Purchase Agreement (including
Section 6.13 thereof), the Sellers and the Purchaser agree that the Assumed Contracts shall not include (i) the Lease by and between 784 Memorial Drive LLC, a Delaware limited liability company, and Polaroid Memorial Drive LLC, a Massachusetts limited liability company, dated December 24, 1997 and (ii) the Sublease Agreement by and between Computervision Corporation, a Delaware corporation, and Polaroid Corporation, dated August 24, 1994.

III. GENERAL PROVISIONS.

         A. AMENDED AND RESTATED ASSET PURCHASE AGREEMENT. Except as modified by this Amendment No. 1, the terms of the Asset Purchase Agreement shall remain in full force and effect.

         B. DESCRIPTIVE HEADINGS. The headings contained in this Amendment No. 1 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment No. 1.

         C. GOVERNING LAW. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the rules of conflict of laws of the State of Delaware that would require application of any other law.

         D. COUNTERPARTS; EFFECTIVENESS. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Amendment No. 1 shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.


                       [Signatures on the following page.]


                                       2

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         IN WITNESS WHEREOF, the Purchaser and each of the Sellers have caused this Amendment No. 1 to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written.

PURCHASER

OEP IMAGING CORPORATION

By: /s/ Charles F. Auster
    ----------------------------
    Name:  CHARLES F. AUSTER
           ---------------------
    Title: PRESIDENT
           ---------------------

SELLERS

                                           POLAROID ASIA PACIFIC
POLAROID CORPORATION                       INTERNATIONAL INC

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: Chief Financial Officer             Title: President


                                           POLAROID LATIN AMERICA
POLAROID ASIA PACIFIC LIMITED              CORPORATION

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: President                           Title: Vice President


POLAROID EYEWEAR, INC.                     POLAROID MALAYSIA LIMITED

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: Treasurer                           Title: Treasurer


INNER CITY, INC.                           INTERNATIONAL POLAROID CORPORATION

By: /s/ Neal D. Goldman                    By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  Neal D. Goldman                     Name:  William L. Flaherty
    Title: Assistant Secretary                 Title: Treasurer

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MAG-MEDIA LTD.                             PMC, INC.

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: President                           Title: President


POLAROID PARTNERS, INC.                    POLINT, INC.

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: Treasurer                           Title: President


PRD CAPITAL, INC.                          PRD INVESTMENT, INC.

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: President                           Title: President


POLAROID EYEWEAR FAREAST, INC.             SUB DEBT PARTNERS CORP.

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: Treasurer                           Title: President


POLAROID ONLINE SERVICES, INC.             POLAROID ID SYSTEMS, INC.

By: /s/ William L. Flaherty                By: /s/ William L. Flaherty
    ---------------------------------          ------------------------------
    Name:  William L. Flaherty                 Name:  William L. Flaherty
    Title: Treasurer                           Title: President


POLAROID DRY IMAGING, LLC

By:  POLAROID PARTNERS, INC.
     Manager

     By: /s/ WILLIAM L. FLAHERTY
         ----------------------------
         Name:  William L. Flaherty
         Title: Treasurer